                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

                        ------------------------------------------

                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                                 For the Month of August, 1996

                                 PNC MORTGAGE SECURITIES CORP.
                              MORTGAGE PASS-THROUGH CERTIFICATES,
                                         SERIES 1996-1
                 (Exact name of the registrant as specified in charter)

                 Delaware                33-84896            36-4080773
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)


                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit A, the Distribution Report for the Month of August, 1996, attached hereto.

ITEM 7.

   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:


     EXHIBITS:

     A. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1996-1, Monthly Distribution Report for August 1996.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 9, 1996

                                              PNC MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)
                                                    ------------------
                                                    RICHIE MOORE
                                                    ASSISTANT VICE PRESIDENT

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             08/1996 DISTRIBUTION REPORT

PROCESSING MONTH:  07/1996

SERIES 1996-1  (1380)                                   WEIGHTED AVERAGE PC RATE: 7.4896
- - ----------------------------------------------------------------------------------------
ISSUE DATE:   05/31/1996
CERTIFICATE BALANCE AT ISSUE:  $329,894,608.04

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT      CERTIFICATE
                                                   NUMBER OF  ACTIVITY     BALANCE
                                                   MORTGAGES  (@ PC RATE)  OUTSTANDING
                                                   ---------  ------------ ---------------
BALANCES FROM LAST FISCAL MONTH-END:                    1113               $329,114,409.04
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $245,689.39
   Unscheduled Principal Collection/Reversals                    $59,239.80
   Liquidations-in-full                                    3    $914,449.66
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $1,219,378.85 ($1,219,378.85)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                 $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1110               $327,895,030.19

SCHEDULED INTEREST AT MORTGAGE RATE:                          $2,134,691.67

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                       ($24.46)
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                             ($24.46)

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $80,409.07

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                     ($0.80)
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                          ($0.80)

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $3,273,637.79


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             08/1996 DISTRIBUTION REPORT

PROCESSING MONTH:  07/1996

SERIES 1996-1  (1380)                                   WEIGHTED AVERAGE PC RATE: 7.4896
- - ----------------------------------------------------------------------------------------
                                             MEMO ITEMS
                                             -----------

MEMO INCOME/EXPENSES TO SERVICERS            ISSUER P & I ADVANCES:
- - ---------------------------------            -----------------------------------
Late Charges            $0.00                Beginning Advance Balance    $0.00
Prepayment Fees         $0.00                New Advances                 $0.00
Miscellaneous Fees      $0.00                Advances Recovered           $0.00
                                             Ending Advance Balances      $0.00


INSURANCE RESERVES*
- - -------------------

                                                                              COVERAGE
  INSURANCE TYPE ORIGINAL BALANCE CLAIMS IN PROGRESS CLAIMS PAID  ADJUSTMENTS REMAINING
  -------------- ---------------- ------------------ -----------  ----------- -------------
  MPI                       $0.00              $0.00       $0.00        $0.00         $0.00

  SPECIAL HAZARD    $3,298,946.00              $0.00       $0.00        $0.00 $3,298,946.00

  BANKRUPTCY BOND
  SINGLE-UNITS        $119,559.00              $0.00       $0.00        $0.00   $119,559.00
  MULTI-UNITS               $0.00              $0.00       $0.00        $0.00         $0.00

  MORTGAGE
    REPURCHASE      $6,597,892.00              $0.00       $0.00        $0.00 $6,597,892.00


DELINQUENT INSTALLMENTS
- - -----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
       10      $2,566,383.67           2    $530,904.49          0           $0.00

          IN FORECLOSURE                ACQUIRED
     -----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------
         0             $0.00          0           $0.00


The Class B-4, Class B-5 and Class B-6 Certificates (the "Junior Subordinate Certificates") provide credit support and limited special hazard, bankruptcy and fraud coverage (collectively, "Coverage") to the (i) Class B-1, Class B-2 and Class B-3 Certificates (the "Senior Subordinate Certificates" and, together with the Junior Subordinate Certificates, the "Class B Certificates"), (ii) the Class A-1, Class A-2, Class A-3, Class A-4,
Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class X, Class P and Class R Certificates (the "Senior Certificates") and (iii) the Class A-5 Certificates (the "Senior Support Certificates"), to the extent described in the prospectus supplement (the "Prospectus Supplement") pursuant to which the Senior, Senior Support and Senior Subordinate Certificates were offered. The Class B-3 Certificates provide Coverage to the Class B-1 and Class B-2 Certificates, and the Class B-2 Certificates provide Coverage to the Class B-1 Certificates, in each case, as described in the Prospectus Supplement. The Senior Subordinate Certificates provide Coverage to the Senior and Senior Support Certificates, and the Senior Support Certificates provide Coverage to the Senior Certificates, in each case, to the extent described in the Prospectus Supplement.

The Class Principal Balances of the Class B and Senior Support Certificates immediately after the principal and interest distribution on August 26, 1996 are as follows:

                     CLASS            CLASS PRINCIPAL BALANCE

                     B-1              $6,583,283.41
                     B-2              $4,937,462.56
                     B-3              $2,797,896.35
                     B-4              $1,810,402.63
                     B-5                $658,328.15
                     B-6              $1,316,657.27
                     A-5             $30,921,384.10


The amount of the special hazard, bankruptcy and fraud coverage as of the above referenced distribution date is $3,298,946.00, $119,559.00, and $6,597,892.00, respectively.


                           PNC MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                            08/1996 DISTRIBUTION REPORT

PROCESSING MONTH: 07/1996

SERIES 1996-1 (1380)                                    WEIGHTED AVERAGE PC RATE: 7.4896
- - -----------------------------------------------------------------------------------------

    BEGINNING                                                     ENDING
PRINCIPAL BALANCE                                           PRINCIPAL BALANCE
- - -----------------                                           -----------------
  $329,114,409.04                                           $327,895,030.19


 PRINCIPAL           SCHEDULED         INTEREST        NET INTEREST        TOTAL
DISTRIBUTION       INTEREST DUE       ADJUSTMENT       DISTRIBUTION      DISTRIBUTION
- - ------------       -------------      ----------       -------------     --------------
$1,219,378.85      $2,054,282.60         ($23.66)       $2,054,258.94     $3,273,637.79



                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF JULY 31, 1996):

SERIES 1996-1
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $327,895,030.19**   $3,097,288.16***     $2,566,383.67***

NUMBER                       1110                12                  10

% OF POOL
(DOLLARS)                  100.00%             0.94%               0.78%

% OF POOL
(NO. OF LOANS)             100.00%             1.08%               0.90%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT         $530,904.49***           0.00***           $0.00***

NUMBER                          2                 0                  0

% OF POOL
(DOLLARS)                    0.16%             0.00%              0.00%

% OF POOL
(NO. OF LOANS)               0.18%             0.00%              0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                    0.00%

% OF POOL
(NO. OF LOANS)               0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all August 1, 1996 scheduled payments and July 1, 1996 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of July 31, 1996.

Trading Factor, calculated as of August 26, 1996: .99393874. By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off
Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including August 1, and unscheduled prepayments in months prior to July) can be calculated.